UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2009

Commission File No. 001-34198

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	0-9989	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
      (Address of Principal Executive Offices)

(905) 455-1990
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO NEW CREDIT AGREEMENT

Fifth Amended and Restated Credit Agreement

On October 30, 2009, SunOpta Inc. (the "Company") entered into an amended and restated credit agreement (the "Facility") with a syndicate of lenders, led by Bank of Montreal, as agent.

The Facility provides for asset-based, revolving credit facilities of up to US $80 million and CDN $20 million respectively, subject to borrowing base availability. The Company will also have term debt outstanding under the Facility totaling US $45 million. Revolving and non-revolving acquisition lines which existed in the Company’s previous facilities have been replaced by increased availability under the revolving credit lines in the new Facility. The Facility has a maturity of three years from the date of closing and provides borrowing capacity equal to amounts that existed under the previous loan agreement.

Interest on borrowings under the Facility accrue at the Company’s option based on various reference rates including Canadian bank prime, U.S. bank prime and/or LIBOR, plus applicable margin, and it is anticipated that the Company will realize lower borrowing rates versus current facilities based on revised interest rate grids associated with the new Facility combined with the effect of the Company’s improved financial position. The applicable margin is based on certain financial ratios, calculated in accordance with the terms of the Facility. The Company's obligations under the Facility are collateralized by substantially all of its assets in which a security interest may lawfully be granted. .

The Facility contains affirmative, negative and financial covenants by the Company customary for financing transactions of this type, including those relating to mandatory repayment upon the occurrence of certain events and restrictions on the Company's ability to engage in certain transactions.

A copy of the Facility is filed with this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated by reference. The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of such Facility. A copy of the related press release is furnished as Exhibit 99.1 hereto.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGMENT

The disclosure contained in Item 1.01. of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

10.1

Fifth Amended and Restated Credit Agreement dated and effective October 30, 2009, among SunOpta Inc. and certain of its affiliates as Borrowers, Bank of Montreal, as Agent, and various Lenders identified therein.

99.1	Press Release dated November 2, 2009.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ John Dietrich

John Dietrich
Vice President Corporate Development and Assistant Secretary

Date:	November 3, 2009